
NBD Bancorp, Inc. Consolidated Balance Sheet
(in thousands except share data)

Assets
                                                                September 30     December 31     September 30
                                                                    1995             1994            1994
                                                                ------------     -----------     ------------

Cash and Due From Banks........................................  $ 2,540,295     $ 2,587,007      $ 2,344,939

Interest-Bearing Deposits......................................      668,931         630,688          642,969

Federal Funds Sold and Resale Agreements.......................      210,147         399,725          163,295

Trading Account Securities.....................................      205,051         122,135          187,474



Investment Securities (Note B):
     Available-for-Sale (At Fair Value)........................    2,868,502       4,814,252        4,791,169
     Held-to-Maturity (Fair Value of $6,963,401,
       $7,381,476 and $7,757,535, respectively)................    6,831,803       7,608,713        7,832,855
                                                                ------------     -----------     ------------
                                                                   9,700,305      12,422,965       12,624,024
                                                                ------------     -----------     ------------



Loans and Leases (Net of Unearned Income of $214,642,
  $171,207 and $150,832, respectively):
     Commercial................................................   17,199,483      15,525,645       14,898,990
     Real Estate Construction..................................      935,833         817,452          785,543
     Residential Mortgage......................................    4,422,097       3,351,840        3,187,130
     Mortgages Held For Sale...................................      341,829          30,171           41,008
     Consumer..................................................    8,372,663       7,667,907        7,421,699
     Lease Financing...........................................      428,125         363,200          335,860
     Foreign...................................................    1,712,762       1,473,449        1,215,322
                                                                ------------     -----------     ------------
                                                                  33,412,792      29,229,664       27,885,552

     Allowance For Possible Credit Losses (Note C).............     (487,726)       (435,051)        (423,700)
                                                                ------------     -----------     ------------
                                                                  32,925,066      28,794,613       27,461,852
                                                                ------------     -----------     ------------


Net Premises and Equipment.....................................      670,372         630,357          636,755

Customers' Liability on Acceptances............................      183,898         193,866          186,370

Other Assets...................................................    1,397,581       1,329,777        1,318,624
                                                                ------------     -----------     ------------

          Total Assets.........................................  $48,501,646     $47,111,133      $45,566,302
                                                                ============     ===========     ============


NBD Bancorp, Inc. Consolidated Balance Sheet
(in thousands except share data)

Liabilities and Shareholders' Equity
                                                                            September 30      December 31     September 30
                                                                                 1995             1994            1994
                                                                           ---------------   -------------   --------------
Deposits:
  Demand (Non-Interest Bearing)...........................................     $ 6,700,165     $ 6,731,050      $ 6,349,603
  Savings.................................................................       7,341,687       7,679,922        7,745,473
  Money Market Accounts...................................................       5,030,957       4,959,816        5,110,887
  Time....................................................................      10,198,717       8,055,429        7,603,690
  Foreign Office..........................................................       4,427,137       5,803,224        3,693,457
                                                                               -----------     -----------      -----------
                                                                                33,698,663      33,229,441       30,503,110

Short-Term Borrowings.....................................................       6,940,959       7,119,972        8,483,258
Liability on Acceptances..................................................         183,898         193,866          186,370
Accrued Expenses and Sundry Liabilities...................................         813,398         771,963          757,595
Long-Term Debt............................................................       3,111,426       2,504,348        2,381,382
                                                                               -----------     -----------      -----------
     Total Liabilities....................................................      44,748,344      43,819,590       42,311,715
                                                                               -----------     -----------      -----------


Shareholders' Equity:

  Series A Preferred Stock - Par Value $1, Stated Value $50...............               -               -                -
                       September 30   December 31  September 30
     No. of Shares         1995           1994         1994
     -------------     ------------   -----------  ------------
     Authorized....         460,000       460,000       460,000
     Issued........               -             -             -

  Preferred Stock - No Par Value..........................................               -               -                -
                       September 30   December 31  September 30
     No. of Shares         1995           1994         1994
     -------------     ------------   -----------  ------------
     Authorized...       10,000,000    10,000,000    10,000,000
     Issued........               -             -             -

  Common Stock - Par Value $1.............................................         160,883         160,877          160,877
                       September 30   December 31  September 30
     No. of Shares        1995           1994          1994
     -------------     ------------   -----------  ------------
     Authorized....     500,000,000   500,000,000   500,000,000
     Issued........     160,883,008   160,876,819   160,876,819

  Capital Surplus.........................................................         537,722         545,717          547,710
  Retained Earnings.......................................................       3,177,975       2,903,394        2,813,263
  Fair Value Adjustment on Investment Securities
     Available-for-Sale (Note B)..........................................         (34,544)       (154,305)        (111,675)
  Accumulated Translation Adjustment......................................           9,254           6,942            7,663
  Deferred Compensation...................................................         (26,786)        (17,438)         (21,859)
  Treasury Stock (2,008,872,  4,968,147 and
    4,546,230 shares, respectively).......................................         (71,202)       (153,644)        (141,392)
                                                                               -----------     -----------      -----------
     Total Shareholders' Equity...........................................       3,753,302       3,291,543        3,254,587
                                                                               -----------     -----------      -----------

          Total Liabilities and Shareholders' Equity......................     $48,501,646     $47,111,133      $45,566,302
                                                                               ===========     ===========      ===========


NBD Bancorp, Inc. Consolidated Statement of Income
(in thousands except per share data)

                                                                      Quarter Ended                 Nine Months Ended
                                                                       September 30                    September 30
                                                             -----------------------------     -----------------------------
                                                                  1995             1994            1995             1994
                                                             ---------------  ------------     ---------------  ------------
Interest Income:
  Loans and Leases (including fees)............................     $723,508      $542,238          $2,069,298    $1,511,258
  Investment Securities:
    Taxable....................................................      158,225       182,319             508,523       481,793
    Non-Taxable................................................       21,804        24,557              68,944        74,386
  Trading Account Securities...................................        2,372         1,878               5,906         4,257
  Federal Funds Sold and Resale Agreements.....................        1,518         2,849               7,861         5,712
  Interest-Bearing Deposits....................................       10,368         9,236              33,296        24,228
                                                                    --------      --------          ----------    ----------

       Total Interest Income...................................      917,795       763,077           2,693,828     2,101,634
                                                                    --------      --------          ----------    ----------

Interest Expense:
  Deposits.....................................................      324,068       227,662             928,129       618,491
  Short-Term Borrowings........................................      107,971        84,526             339,282       192,201
  Long-Term Debt...............................................       51,248        36,098             142,644        88,503
                                                                    --------      --------          ----------    ----------
       Total Interest Expense..................................      483,287       348,286           1,410,055       899,195
                                                                    --------      --------          ----------    ----------

Net Interest Income............................................      434,508       414,791           1,283,773     1,202,439
  Provision for Possible Credit Losses.........................       25,038         7,907              65,225        31,946
                                                                    --------      --------          ----------    ----------

Net Interest Income After Provision
  For Possible Credit Losses...................................      409,470       406,884           1,218,548     1,170,493
                                                                    --------      --------          ----------    ----------

Non-Interest Income:
  Trust Fees...................................................       41,568        39,400             122,321       117,313
  Service Charges on Deposit Accounts..........................       41,777        40,752             122,848       120,521
  Credit Card Fees.............................................       11,008        10,052              31,139        28,120
  Securities Gains.............................................        1,493           740               3,177         1,045
  Other........................................................       50,046        45,653             147,543       142,296
                                                                    --------      --------            --------      --------
       Total Non-Interest Income...............................      145,892       136,597             427,028       409,295
                                                                    --------      --------            --------      --------

Non-Interest Expenses:
  Compensation:
    Salaries...................................................      142,838       137,292             416,187       405,607
    Benefits...................................................       45,261        44,436             133,677       131,631
                                                                    --------      --------            --------      --------
       Total Compensation......................................      188,099       181,728             549,864       537,238
  Net Occupancy................................................       29,115        29,242              89,442        89,291
  Equipment Rentals, Depreciation and Maintenance..............       23,239        21,387              68,877        66,126
  FDIC and Other Regulatory Assessments........................          173        16,631              33,287        50,047
  Amortization of Intangibles..................................        8,659         6,415              23,684        19,516
  Other........................................................       77,804        67,089             221,664       214,902
                                                                    --------      --------            --------      --------
       Total Non-Interest Expenses.............................      327,089       322,492             986,818       977,120
                                                                    --------      --------            --------      --------

Income before Income Taxes.....................................      228,273       220,989             658,758       602,668
  Income Tax Expense (Benefit) (Including tax effect
    of $513, $260, $1,105 and $374, respectively,
    on securities sales).......................................       78,723        73,335             224,875       196,914
                                                                    --------      --------            --------      --------

Income before Extraordinary Item and Cumulative
  Effect of Accounting Change..................................      149,550       147,654             433,883       405,754
    Extraordinary Item (net of income tax effect)
      (Note F).................................................            -             -                   -        (7,730)
    Cumulative Effect of Accounting Change (net of
      income tax effect) (Note A)..............................            -             -                   -        (7,885)
                                                                    --------      --------            --------      --------
Net Income.....................................................     $149,550      $147,654            $433,883      $390,139
                                                                    ========      ========            ========      ========

Net Income Per Share (on average shares outstanding):
  Income before Extraordinary Item and Cumulative
    Effect of Accounting Change................................     $   0.94      $   0.93            $   2.73      $   2.54
  Extraordinary Item (net of income tax effect)................            -             -                   -         (0.05)
  Cumulative Effect of Accounting Change (net of
    income tax effect).........................................            -             -                   -         (0.05)
                                                                    --------      --------            --------      --------
Net Income Per Share...........................................     $   0.94      $   0.93            $   2.73      $   2.44
                                                                    ========      ========            ========      ========


NBD Bancorp, Inc. Consolidated Statement of Shareholders' Equity
(in thousands except share data)

                                                                   Quarter Ended                    Nine Months Ended
                                                                    September 30                       September 30
                                                             ------------------------           ------------------------
                                                                1995          1994                 1995          1994
                                                             ----------    ----------           ----------    ----------

Preferred Stock:
  Balance, Beginning and End of Period....................   $        -    $        -           $        -    $        -
                                                             ----------    ----------           ----------    ----------
Common Stock:
  Balance, Beginning of Period............................      160,883       160,877              160,877       160,715
    Acquisition of Subsidiary Bank........................            -             -                  270             -
    Cancellation of Shares Held in Treasury...............            -             -                 (270)            -
    Other.................................................            -             -                    6           162
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................      160,883       160,877              160,883       160,877
                                                             ----------    ----------           ----------    ----------

Capital Surplus:
  Balance, Beginning of Period............................      533,129       546,829              545,717       541,232
    Acquisition of Subsidiary Bank........................        2,885             -               (3,438)            -
    Cancellation of Shares Held in Treasury...............            -             -               (8,130)            -
    Other.................................................        1,708           881                3,573         6,478
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................      537,722       547,710              537,722       547,710
                                                             ----------    ----------           ----------    ----------

Retained Earnings:
  Balance, Beginning of Period............................    3,082,012     2,712,268            2,903,394     2,565,627
    Net Income............................................      149,550       147,654              433,883       390,139
    Cash Dividends Declared on Common Stock
      ($.33, $.30, $.99 and $.90 per share,
      respectively).......................................      (53,587)      (46,659)            (159,302)     (142,503)
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................    3,177,975     2,813,263            3,177,975     2,813,263
                                                             ----------    ----------           ----------    ----------

Fair Value Adjustment on Investment Securities
  Available-for-Sale:
  Balance, Beginning of Period............................      (39,327)      (89,936)            (154,305)       (7,012)
    Change in Fair Value (net of tax).....................        4,783       (21,739)             119,761      (104,663)
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................      (34,544)     (111,675)             (34,544)     (111,675)
                                                             ----------    ----------           ----------    ----------

Accumulated Translation Adjustment:
  Balance, Beginning of Period............................        9,444         7,118                6,942         4,384
    Translation Gain (Loss) (net of tax)..................         (190)          545                2,312         3,279
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................        9,254         7,663                9,254         7,663
                                                             ----------    ----------           ----------    ----------

Deferred Compensation:
  Balance, Beginning of Period............................      (27,364)      (23,897)             (17,438)      (16,347)
    Awards Granted........................................         (171)            -              (13,418)      (14,322)
    Amortization of Deferred Compensation.................        3,207         2,899                8,683         8,386
    Other.................................................       (2,458)         (861)              (4,613)          424
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................      (26,786)      (21,859)             (26,786)      (21,859)
                                                             ----------    ----------           ----------    ----------

Treasury Stock:
  Balance, Beginning of Period............................     (116,511)      (63,116)            (153,644)            -
    Purchase of Common Stock (6,301,179 shares in 1995)...      (65,156)      (78,893)            (204,830)     (153,814)
    Acquisition of Subsidiary Bank (8,457,369 shares).....      108,743             -              262,243             -
    Cancellation of Shares Held in Treasury...............            -             -                8,400             -
    Other.................................................        1,722           617               16,629        12,422
                                                             ----------    ----------           ----------    ----------
  Balance, End of Period..................................      (71,202)     (141,392)             (71,202)     (141,392)
                                                             ----------    ----------           ----------    ----------

Total Shareholders' Equity, End of Period.................   $3,753,302    $3,254,587           $3,753,302    $3,254,587
                                                             ==========    ==========           ==========    ==========



NBD Bancorp, Inc. Consolidated Statement of Cash Flows
(in thousands)

                                                                                             Nine Months Ended
                                                                                                September 30
                                                                                    ---------------------------------
                                                                                         1995               1994
                                                                                    ----------------   --------------
Cash Flows from Operating Activities:
  Net Income..........................................................................    $  433,883       $  390,139
  Adjustments to Reconcile Net Income to Net Cash Provided by Operations:
    Depreciation and Amortization.....................................................        85,078           76,474
    Provision for Possible Credit Losses..............................................        65,225           31,946
    Securities Gains..................................................................        (3,177)          (1,045)
    Extraordinary Item - Redemption of Debt...........................................             -            7,730
    Increase in Interest Receivable...................................................       (97,800)         (37,807)
    Increase(Decrease) in Income Taxes Payable........................................       (12,159)          22,963
    Increase(Decrease) in Accrued Expenses............................................        58,183         (123,244)
    Increase in Trading Account Investments...........................................       (81,778)         (77,043)
    (Increase)Decrease in Mortgages Held for Sale.....................................      (311,658)         214,894
    Other, net........................................................................         6,286          (12,071)
                                                                                          ----------       ----------
       Net Cash Provided by Operating Activities......................................       142,083          492,936
                                                                                          ----------       ----------

Cash Flows from Investing Activities:
  Decrease in Interest-Bearing Deposits...............................................        50,886           87,826
  Decrease in Federal Funds Sold and Resale Agreements................................       189,578          119,186
  Purchase of Investment Securities Available-for-Sale................................    (1,407,332)      (3,768,241)
  Proceeds from Maturity or Call of Investment Securities Available-for-Sale..........     1,012,297        1,576,672
  Proceeds from Sale of Investment Securities Available-for-Sale......................     3,114,766          978,305
  Purchase of Investment Securities Held-to-Maturity..................................       (20,498)      (2,763,717)
  Proceeds from Maturity or Call of Investment Securities Held-to-Maturity............       788,099        1,502,523
  Increase in Loans and Leases........................................................    (2,933,993)      (2,468,850)
  Proceeds from Sale of Loan Portfolios...............................................        42,467                -
  Purchase of Premises and Equipment and Other Assets.................................       (74,622)        (273,717)
  Proceeds from Sale of Premises and Equipment and Other Assets.......................        24,641           51,019
  Net Cash Acquired(Paid) in Purchase of Subsidiaries.................................        33,715           (5,720)
                                                                                          ----------       ----------
       Net Cash Provided(Used) by Investing Activities................................       820,004       (4,964,714)
                                                                                          ----------       ----------

Cash Flows from Financing Activities:
  (Decrease)Increase in Deposits......................................................    (1,049,241)         635,152
  (Decrease)Increase in Short-Term Borrowings.........................................      (206,633)       3,127,198
  Proceeds from the Issuance of Long-Term Debt........................................       725,000        1,250,000
  Principal Payments on Long-Term Debt................................................      (116,046)        (101,269)
  Redemption of Long-Term Debt........................................................             -         (208,734)
  Proceeds from Stock Option Exercises................................................         1,186            1,285
  Payments to Acquire Treasury Stock..................................................      (204,830)        (153,814)
  Dividends Paid......................................................................      (158,299)        (138,996)
                                                                                          ----------       ----------
       Net Cash (Used)Provided by Financing Activities................................    (1,008,863)       4,410,822
                                                                                          ----------       ----------

Effect of Exchange Rate Changes on Cash and Due From Banks............................            64              201
                                                                                          ----------       ----------

Net Decrease in Cash and Due From Banks...............................................       (46,712)         (60,755)
Cash and Due From Banks - Beginning of Period.........................................     2,587,007        2,405,694
                                                                                          ----------       ----------
Cash and Due From Banks - End of Period...............................................    $2,540,295       $2,344,939
                                                                                          ==========       ==========



Other Cash Flow Disclosures:
  Interest Paid.......................................................................    $1,332,888       $  994,071
  State and Federal Taxes Paid........................................................       237,034          169,514




                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE A - ACCOUNTING POLICIES
----------------------------

Accounting policies of NBD Bancorp, Inc. and its subsidiaries (the Corporation) are described below.

  BASIS OF PRESENTATION:

  The unaudited consolidated financial statements as of and for the three and nine months ended September 30, 1995 and 1994, are prepared in conformity with generally accepted accounting principles for interim financial information and the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation have been included. These financial statements should be read in conjunction with the consolidated financial statements included in the Corporation's Form 10-K Annual Report for the year ended December 31, 1994.

  The Corporation has adopted Statement of Financial Accounting Standard (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," effective January 1, 1995. These statements require that an impaired loan be measured based on the present value of the expected future cash flows discounted at the loan's effective interest rate, the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. The adoption of these statements did not have an impact on the Corporation's financial statements.

  The Corporation has adopted SFAS No. 112, "Employers' Accounting For Postemployment Benefits," effective January 1, 1994. This statement requires the accrual of benefits provided to former or inactive employees after employment but before retirement. The cumulative effect of adopting SFAS No. 112 was a charge of $12,323,000 ($7,885,000 net of income taxes).

  CONSOLIDATION:

  The consolidated financial statements of the Corporation include the accounts of its subsidiaries, principally NBD Bank (Michigan). All material inter-company accounts and transactions have been eliminated. Investments in unconsolidated affiliates in which ownership is at least 20 percent are accounted for by the equity method and are reported in "Other Assets."

  SECURITIES:

  In accordance with SFAS No. 115, Investment Securities are accounted for as follows: (a) Debt securities that the Corporation has the positive intent and ability to hold to maturity are classified as Held-to-Maturity and reported at amortized cost; (b) Debt and equity securities that are bought and held principally for the purpose of selling in the near term are classified as Trading and reported at fair value, with realized and unrealized gains and losses included in Other Non-Interest Income; and (c) Debt and equity securities not classified as Held-to-Maturity or Trading are classified as Available-for-Sale and reported at fair value, with unrealized gains and losses excluded from earnings and reported in a separate component of shareholders' equity, net of tax.

  Gains and losses realized on the sale of Investment Securities are determined on the specific identification method and included in Securities Gains(Losses).

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


  LOANS:

  Loans are generally reported at the principal amount outstanding, net of unearned income. Non-refundable loan origination and commitment fees, and certain costs of origination, are deferred and either included in interest income over the term of the related loan or commitment or, if the loan is held for sale, included in Other Non-Interest Income when the loan is sold.

  Mortgages Held For Sale are valued at the lower of aggregate cost or fair value. Unrealized losses, as well as realized gains or losses, are included in Other Non-Interest Income.

  Interest income on loans is accrued as earned. Except for consumer loans, loans are placed on non-accrual status and previously accrued but unpaid interest is reversed against current period interest income when collectibility of principal or interest is considered doubtful, payment of principal or interest is 90 days or more past due, or the loan is completely or partially charged off. Interest income on loans considered doubtful or 90 days or more past due is recorded as collected. Collections of principal and interest on charged-off loans are applied in the following sequence: (1) as a reduction of remaining principal balance; (2) as recovery of principal charged off; and (3) as interest income. For purposes of applying SFAS Nos. 114 and 118, "impaired loans" are defined as equivalent to non-accrual and restructured loans.

  Consumer loans are not placed on a non-accrual status because they are generally charged off when 120 days to 150 days past due. Accrued but unpaid interest is reversed against current period interest income when the loan is charged off.

  ALLOWANCE FOR POSSIBLE CREDIT LOSSES:

  The Allowance is maintained at a level considered by management to be adequate to provide for probable loan and lease losses inherent in the portfolio. Management's evaluation is based on a continuing review of the loan and lease portfolio and includes consideration of the actual loan and lease loss experience, the present and prospective financial condition of borrowers, the balance of the loan and lease portfolio, industry and country concentrations within the portfolio and general economic conditions.

  INCOME TAXES:

  The Corporation accounts for income taxes in accordance with SFAS No. 109, which requires an asset and liability approach to accounting and reporting for income taxes. Under this approach, current and deferred income taxes payable and refundable are remeasured annually using provisions of then enacted tax laws and rates. SFAS No. 109 also specifies the criteria for recognition and measurement of deferred income tax benefits.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


  INCOME PER SHARE:

  Per share amounts are based on the weighted average number of shares outstanding throughout the period adjusted for the assumed exercise of stock options.

                                     QUARTER ENDED           NINE MONTHS ENDED
                                      SEPTEMBER 30              SEPTEMBER 30
                                ------------------------  ------------------------
                                   1995         1994         1995         1994
                                -----------  -----------  -----------  -----------
  Average Shares Outstanding..  160,510,231  157,667,003  159,217,241  159,683,663

NOTE B - INVESTMENT SECURITIES
------------------------------

The following is a summary of the amortized cost and fair value of Investment Securities Available-for-Sale and Held-to-Maturity at SEPTEMBER 30, 1995:

                                                             INVESTMENT SECURITIES AVAILABLE-FOR-SALE
                                                  ---------------------------------------------------------------
                                                                       GROSS             GROSS
                                                   AMORTIZED         UNREALIZED        UNREALIZED          FAIR
                                                     COST               GAINS            LOSSES            VALUE
                                                  ----------         ----------        ----------       ---------
                                                                            (in thousands)
U.S. Treasury.................................... $  419,344           $  1,492           $    24      $  420,812
U.S. Government Agencies:
        Mortgage-backed Securities...............  1,360,236              1,164            17,399       1,344,001
        Collateralized Mortgage Obligations......    647,710              2,863             8,388         642,185
        Other....................................    205,162                609                11         205,760
States and Political Subdivisions................     40,820                188                 7          41,001
Collateralized Mortgage Obligations(a)...........     25,846                 61                93          25,814
Other............................................    223,205                867            35,143         188,929
                                                  ----------           --------           -------      ----------

                Total............................ $2,922,323           $  7,244           $61,065      $2,868,502
                                                  ==========           ========           =======      ==========

                                                             INVESTMENT SECURITIES HELD-TO-MATURITY
                                                  ---------------------------------------------------------------
                                                                       GROSS             GROSS
                                                   AMORTIZED         UNREALIZED        UNREALIZED          FAIR
                                                     COST              GAINS             LOSSES            VALUE
                                                  ----------         ----------        ----------        --------
                                                                            (in thousands)
U.S. Treasury.................................... $  514,115           $  2,794           $   634      $  516,275
U.S. Government Agencies:
        Mortgage-backed Securities...............  5,049,319            113,775            54,339       5,108,755
        Other....................................      7,765                  3                37           7,731
States and Political Subdivisions................  1,260,604             74,653             4,617       1,330,640
                                                  ----------           --------           -------      ----------
                Total............................ $6,831,803           $191,225           $59,627      $6,963,401
                                                  ==========           ========           =======      ==========
(a) All Collateralized Mortgage Obligations of private issuers have underlying collateral consisting of obligations of U.S.
Government Agencies.


              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


The following is a summary of the amortized cost and fair value of Investment Securities Available-for-Sale and Held-to-Maturity at DECEMBER 31, 1994:



                                                            Investment Securities Available-for-Sale
                                                  -----------------------------------------------------------
                                                                     Gross           Gross
                                                  Amortized        Unrealized      Unrealized         Fair
                                                     Cost            Gains           Losses           Value
                                                  ----------       ----------      ----------      ----------
                                                                        (in thousands)
U.S. Treasury..................................   $  505,540       $     96        $    592        $  505,044
U.S. Government Agencies:
  Mortgage-backed Securities...................    2,655,673              4         160,195         2,495,482
  Collateralized Mortgage Obligations..........    1,461,321          4,940          45,974         1,420,287
  Other........................................       22,916          1,267               3            24,180
States and Political Subdivisions..............       76,586             33             363            76,256
Collateralized Mortgage Obligations(a).........      111,351             76             936           110,491
Other..........................................      222,931            459          40,878           182,512
                                                  ----------        -------        --------         ---------

     Total.....................................   $5,056,318        $ 6,875        $248,941        $4,814,252
                                                  ==========        =======        ========        ==========

                                                            Investment Securities Held-to-Maturity
                                                  -----------------------------------------------------------
                                                                     Gross           Gross
                                                  Amortized        Unrealized      Unrealized         Fair
                                                     Cost            Gains           Losses           Value
                                                  ----------       ----------      ----------      ----------
                                                                        (in thousands)

U.S. Treasury..................................   $  519,656        $   225        $ 13,145        $  506,736
U.S. Government Agencies:
  Mortgage-backed Securities...................    5,664,739         45,612         282,356         5,427,995
  Other........................................        8,420              6             145             8,281
States and Political Subdivisions..............    1,415,398         46,182          23,626         1,437,954
Other..........................................          500             10               -               510
                                                  ----------        -------        --------        ----------
     Total.....................................   $7,608,713        $92,035        $319,272        $7,381,476
                                                  ==========        =======        ========        ==========
(a) All Collateralized Mortgage Obligations of private issuers have underlying collateral consisting of obligations of U.S.
Government Agencies.


NOTE C - ALLOWANCE FOR POSSIBLE CREDIT LOSSES
---------------------------------------------

The changes in the Allowance for Possible Credit Losses are summarized below:

                                                                       NINE MONTHS ENDED
                                                                         SEPTEMBER 30
                                                                  --------------------------
                                                                    1995              1994
                                                                  ---------        ---------
                                                                       (in thousands)

     Balance, Beginning of Period..........................       $435,051         $423,030
          Provision........................................         65,225           31,946

          Charge-offs......................................        (81,516)         (87,320)
          Recoveries.......................................         59,828           55,586
                                                                  --------         --------
            Net Charge-offs................................        (21,688)         (31,734)

          Acquisition and Other............................          9,138              458
                                                                  --------         --------
     Balance, End of Period................................       $487,726         $423,700
                                                                  ========         ========

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


NOTE D - INTEREST RATE CONTRACTS
--------------------------------

The Corporation, in the normal course of business, utilizes various types of contracts for managing the market risk in its balance sheet instruments, for accommodating customer needs, including mitigating the risk in customer accommodation contracts, and, on a limited scale, generating trading profits. These contracts include interest rate swaps, futures and option contracts.

The following tables show the contract or notional amount of risk management contracts and the related unrealized gains and losses as of the periods indicated.


RISK MANAGEMENT CONTRACTS:
                                                                              SEPTEMBER 30, 1995
                                                        --------------------------------------------------------------
                                                         CONTRACT OR                                         NET
                                                          NOTIONAL         UNREALIZED     UNREALIZED      UNREALIZED
                                                           AMOUNT            GAINS          LOSSES       GAINS (LOSSES)
                                                        --------------    -----------    ------------    -------------
                                                                                 (in thousands)
Interest Rate Swaps:
  Modifying the Interest Rate Characteristics of:
    Interest-Earning Assets............................     $  583,148        $   460        $(19,641)        $(19,181)
    Interest-Bearing Liabilities.......................      1,545,000         27,202          (5,370)          21,832
                                                            ----------        -------        --------         --------
                                                            $2,128,148         27,662         (25,011)           2,651
                                                            ==========
Futures and Options Contracts:
  Purchased:
    Modifying the Interest Rate Characteristics of
      Interest-Earning Assets..........................     $   55,911              1             (29)             (28)
  Sold:
    Modifying the Interest Rate Characteristics of
      Interest-Earning Assets..........................         31,660
                                                            ----------
                                                            $   87,571              -               -                -
                                                            ==========        -------        --------         --------
                                                                              $27,663        $(25,040)        $  2,623
                                                                              =======        ========         ========


                                                                              DECEMBER 31, 1994
                                                        --------------------------------------------------------------
                                                         CONTRACT OR                                         NET
                                                          NOTIONAL         UNREALIZED     UNREALIZED      UNREALIZED
                                                           AMOUNT            GAINS          LOSSES       GAINS (LOSSES)
                                                        --------------    -----------    ------------    -------------
                                                                                 (in thousands)
Interest Rate Swaps:
  Modifying the Interest Rate Characteristics of:
    Interest-Earning Assets............................     $  686,095        $ 1,072        $ (8,231)        $ (7,159)
    Interest-Bearing Liabilities.......................      1,209,028         20,197          (8,368)          11,829
                                                            ----------        -------        --------         --------
                                                            $1,895,123         21,269         (16,599)           4,670
                                                            ==========
Futures and Options Contracts Purchased:
  Modifying the Interest Rate Characteristics of
    Interest-Earning Assets............................     $   11,103            299               -              299
                                                            ==========        -------        --------         --------
                                                                              $21,568        $(16,599)        $  4,969
                                                                              =======        ========         ========




Unrealized gains and losses in the preceding tables are calculated based on differences between current market interest rates, as of the dates indicated, and the interest rates specified in the contracts. Unrealized gains are also a measure of the credit risk applicable to the contracts. Credit risk occurs when one party to a contract fails to perform in accordance with the terms of the contract.

Gains and losses can also occur if the Corporation should elect to terminate a contract prior to maturity. Such realized gains or losses are deferred and recognized over the period to which the risk management contract related. As of September 30, 1995, there was $10,529,000 of deferred losses which will be amortized over a period of approximately two years.

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


The following tables show the contract or notional amount and the fair value of customer accommodation and other contracts at September 30, 1995, and December 31, 1994. Fair values are the amounts that would be received (asset amount) and the amounts that would be paid (liability amount) to replace existing contracts with new contracts given current market interest rates.


CUSTOMER ACCOMMODATION AND
OTHER CONTRACTS:
                                                                   SEPTEMBER 30, 1995
                                                      -----------------------------------------
                                                       CONTRACT OR             FAIR VALUE
                                                        NOTIONAL        -----------------------
                                                         AMOUNT            ASSET     LIABILITY
                                                      ------------      ----------  -----------
                                                                     (in thousands)
Interest Rate Swaps:
  Receive Fixed....................................     $  807,798         $13,893      $ 6,022
  Pay Fixed........................................        706,069           6,532       13,201
  Basis............................................        450,000             339          169
                                                        ----------         -------      -------
                                                        $1,963,867          20,764       19,392
                                                        ==========
Futures Contracts:
  Purchased........................................     $    2,000             221          577
  Sold.............................................      1,378,500               -            -
Interest Rate Options:
  Purchased........................................        215,778             770            -
  Written..........................................        623,727               -          741
                                                                           -------      -------
                                                                           $21,755      $20,710
                                                                           =======      =======


                                                                   DECEMBER 31, 1994
                                                      -----------------------------------------
                                                       CONTRACT OR             FAIR VALUE
                                                        NOTIONAL        -----------------------
                                                         AMOUNT            ASSET     LIABILITY
                                                      ------------      ----------  -----------
                                                                     (in thousands)
Interest Rate Swaps:
  Receive Fixed....................................     $  666,419         $ 6,008      $17,262
  Pay Fixed........................................        584,388          15,963        5,683
  Basis............................................        430,000              75           64
                                                        ----------         -------      -------
                                                        $1,680,807          22,046       23,009
                                                        ==========
Futures Contracts:
  Purchased........................................     $   69,100               -            -
  Sold.............................................        614,100               -            -
Interest Rate Options:
  Purchased........................................        224,904           4,415            -
  Written..........................................        224,892               -        4,435
                                                                           -------      -------
                                                                           $26,461      $27,444
                                                                           =======      =======


In contrast to risk management contracts, where only realized gains and losses in value are recorded, unrealized valuation changes for customer accommodation and other contracts are recognized and recorded currently in Non-Interest Income. The net amount of such gains and losses recognized in each of the following periods was:

                                                        NINE MONTHS ENDED SEPTEMBER 30
                                                       --------------------------------
                                                           1995                1994
                                                       ------------        ------------
                                                                (in thousands)
Interest Rate Swaps...............................          $ 3,792              $  298
Futures Contracts.................................           (3,866)              1,104
Interest Rate Options.............................              141                  73
                                                            -------              ------
                                                            $    67              $1,475
                                                            =======              ======


              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (cont'd.)


NOTE E - ASSETS PLEDGED
-----------------------

Assets, principally Investment Securities, carried at approximately $5,464,870,000 were pledged at September 30, 1995, to secure public deposits (including deposits of $106,709,000 of the Treasurer, State of Michigan), repurchase agreements and for other purposes required by law.


NOTE F - EXTRAORDINARY ITEM
---------------------------

On March 15, 1994, an extraordinary item charge of $7,730,000 (net of income taxes) was incurred, representing the premium paid and unamortized issuance costs related to the Corporation's call and redemption of the $199,985,000 7.25% Convertible Subordinated Debentures Due 2006.


NOTE G - COMMITMENTS AND CONTINGENCIES
--------------------------------------

In the normal course of business the Corporation and its subsidiaries have various outstanding commitments and contingent liabilities, including guarantees, commitments to extend credit, foreign exchange futures contracts, etc., which are not reflected in the financial statements. Management does not anticipate any material loss as a result of these transactions.

The Corporation is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Corporation's financial position.

Outstanding standby letters of credit at September 30, 1995, totaled approximately $2,328,000,000.


NOTE H - PENDING MERGER
-----------------------

The Corporation and First Chicago Corporation (First Chicago) entered into an Agreement and Plan of Merger, dated July 11, 1995, pursuant to which First Chicago will merge with and into the Corporation. The name of the combined companies will be First Chicago NBD Corporation (FCNBD). Stockholders of the Corporation and First Chicago approved the merger in October 1995, and the final regulatory approval was received in November 1995. It is anticipated that the merger will be accounted for as a pooling-of-interests and will be consummated on November 30, 1995, pending customary conditions of closing.

Pursuant to the merger agreement, at the effective time of the merger, common stockholders of First Chicago will receive 1.81 shares of common stock of FCNBD in exchange for each outstanding share of First Chicago common stock. Each share of common stock of the Corporation will remain outstanding after the merger and represent one share of FCNBD.

At the effective time of the merger, each share of First Chicago's outstanding series of preferred stock will be exchanged for one share of FCNBD preferred stock with terms substantially identical to those of the existing First Chicago preferred stock.

In connection with the execution of the merger agreement, the Corporation granted First Chicago an option to purchase, under certain circumstances, up to
19.9 percent of the Corporation's outstanding shares of common stock. First Chicago also granted the Corporation an option to purchase, under certain circumstances, up to 19.9 percent of First Chicago's outstanding shares of common stock.